UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2018

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02   Results of Operations and Financial Condition.

On August 14, 2018, Heat Biologics, Inc., a Delaware corporation (the “Registrant”), issued a press release that included financial information for the quarter ended June 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 5.08   Shareholder Director Nominations.

As previously announced, on July 20, 2018 the Company stated that it would be scheduling a new date for the 2018 Annual Meeting of Stockholders ( the “2018 Annual Meeting”) and that notice by a stockholder of any qualified stockholder proposal or qualified stockholder nominations must be received by the Company at its principal executive offices at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, and directed to the attention of the Corporate Secretary, by August 1, 2018 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting. On August 13, 2018, the Board of Directors approved October 2, 2018 as the date of our 2018 Annual Meeting of Stockholders to be held at 1:00 p.m. and determined to further extend to August 20, 2018 the date by which notice by a stockholder of any qualified stockholder proposal or qualified stockholder nominations must be received by the Company at its principal executive offices at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, and directed to the attention of the Corporate Secretary,  in order to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting. Such stockholder proposals or nominations must conform to the rules and regulations promulgated by the Commission. Any such notice received after the close of business on August 20, 2018 will be considered untimely and not properly brought before the 2018 Annual Meeting.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Heat Biologics, Inc. dated August 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2018	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Heat Biologics, Inc. dated August 14, 2018